                                                 OPPENHEIMER INTERNATIONAL VALUE FUND
                                               Supplement dated February 18, 2005 to the
                                                    Prospectus dated June 25, 2004

         This supplement amends the Prospectus dated June 25, 2004, and is in addition to the supplement dated July 6, 2004. The supplement dated September 22, 2004 is replaced with this supplement.

The Prospectus is revised as follows:

1.       The following paragraph is added to the end of section of the Prospectus captioned "Risks of Foreign Investing" in the section "ABOUT THE FUND - Main Risks of Investing in the Fund" on page 5.

         Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to
         "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees, may help deter those activities.

2.       The following new section is added to the end of section of the Prospectus captioned "ABOUT THE FUND -  HOW THE FUND IS
         MANAGED", immediately following the paragraph titled "Advisory Fees" on page 12.

         PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the
         Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") including the
         Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company
         Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to
         Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

                  The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

3.       In the section titled "How Can You Buy Class A Shares?", the following is added after the chart depicting Class A share sales charges on page 18.

         Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

4.       The section titled "How to Exchange Shares" in the section of the Prospectus captioned "ABOUT YOUR ACCOUNT," on page 27, is deleted and replaced with the following:

         How to Exchange Shares

         If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class
         A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

              o   Shares of the fund selected for exchange must be available for sale in your state of residence.
              o   The prospectuses of  the selected fund must offer the exchange privilege.
              o   You must hold the shares you buy when you establish an account for at least seven days before you can exchange them.
                  After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
              o   You must meet the minimum purchase requirements for the selected fund.
              o   Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
              o   Before exchanging into a fund, you must obtain its prospectus and should read it.

                  For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss.

                  You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of
         Additional Information or you can obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time. There are a number of other special conditions and limitations that apply to certain types of exchanges. In some cases, sales charges may be imposed on exchange transactions. In general, a contingent deferred sales charge (CDSC) is not imposed on exchanges of shares that are subject to a CDSC. However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed if those shares are redeemed before the end of that holding period. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional Information.

         HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an Automatic Exchange Plan.

         Written Exchange Requests. Send an OppenheimerFunds Exchange Request form, signed by all owners of the account, to the
                  Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request.

         Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

         Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

         Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

         Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

         Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o        Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of The New York Stock Exchange that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days. However, the Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the exchange is made.

o        Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o        Exchanges of Client Accounts by Financial Advisers.  The Fund and the Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policy stated in this Prospectus and to comply with additional, more stringent restrictions.
                  Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o        Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days after their purchase in certain circumstances. Further details are provided under "How to Sell Shares."

o        Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o        Right to Terminate or Suspend Account Privileges.  The Transfer Agent may send a written warning to direct shareholders who the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity.

o        Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply to you.

         While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b)
         omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

         Therefore the Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the
         Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

         The Fund's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June 20, 2005:

o        30-Day Limit.  A direct shareholder may exchange all or some of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into another fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example)
                  would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder"
                  is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.
o        Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o        Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o        Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds"
                  that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o        Automatic  Exchange Plans.  Accounts that receive exchange  proceeds through  automatic or systematic  exchange plans that are established  through the  Transfer  Agent will not be subject to the 30-day  block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges,  under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005                                                                               PS0625.003

                                                 Oppenheimer International Value Fund
                                               Supplement dated February 18, 2005 to the
                           Statement of Additional Information dated June 25, 2004, revised February 2, 2005

         This supplement amends the Statement of Additional Information dated June 25, 2004, revised February 2, 2005 and is in addition to the supplements dated July 6, 2004 and February 3, 2005.

1.       In the table titled "Independent Trustees" on page 28, the information for Peter I. Wold is deleted and replaced with the following:

--------------------------- ----------------------------------------------------- ------------ --------------
Peter I. Wold,              President of Wold Properties, Inc. (an oil and gas    None         Over $100,000
Chairman of the Board       exploration and production company); Vice
since 2004                  President, Secretary and Treasurer of Wold Trona
and Trustee since 2003      Company, Inc. (soda ash processing and production);
Age: 57                     Vice President of Wold Talc Company, Inc. (talc
                            mining); Managing Member, Hole-in-the-Wall Ranch
                            (cattle ranching); formerly Director and Chairman
                            of the Board, Denver Branch of the Federal Reserve
                            Bank of Kansas City (1993 - 1999) and Director of
                            PacifiCorp. (1995 - 1999), an electric utility.
                            Oversees 10 portfolios in the OppenheimerFunds
                            complex.
--------------------------- ----------------------------------------------------- ------------ --------------

2.       In the table titled "Interested Trustee and Officer" on page 29, the information for John V. Murphy is deleted and replaced with the following:

--------------------------- ----------------------------------------------------- ------------ --------------
John V. Murphy,             Chairman, Chief Executive Officer and director        None         Over $100,000
President and Trustee       (since June 2001) and President (since September
Since 2003                  2000) of the Manager; President and a director or
Age: 55                     trustee of other Oppenheimer funds; President and a
                            director (since July 2001) of Oppenheimer
                            Acquisition Corp. (the Manager's parent holding
                            company) and of Oppenheimer Partnership Holdings,
                            Inc. (a holding company subsidiary of the Manager);
                            a director (since November 2001) of
                            OppenheimerFunds Distributor, Inc. (a subsidiary of
                            the Manager); Chairman and a director (since July
                            2001) of Shareholder Services, Inc. and of
                            Shareholder Financial Services, Inc. (transfer
                            agent subsidiaries of the Manager); President and a
                            director (since July 2001) of OppenheimerFunds
                            Legacy Program (a charitable trust program
                            established by the Manager); a director of the
                            following investment advisory subsidiaries of the
                            Manager: OFI Institutional Asset Management, Inc.,
                            Centennial Asset Management Corporation, Trinity
                            Investment Management Corporation and Tremont
                            Capital Management, Inc. (since November 2001),
                            HarbourView Asset Management Corporation and OFI
                            Private Investments, Inc. (since July 2001);
                            President (since November 1, 2001) and a director
                            (since July 2001) of Oppenheimer Real Asset
                            Management, Inc.; Executive Vice President (since
                            February 1997) of Massachusetts Mutual Life
                            Insurance Company (the Manager's parent company); a
                            director (since June 1995) of DLB Acquisition
                            Corporation (a holding company that owns the shares
                            of David L. Babson & Company, Inc.); a member of
                            the Investment Company Institute's Board of
                            Governors (elected to serve from October 3, 2003
                            through September 30, 2006). Formerly, Chief
                            Operating Officer (September 2000-June 2001) of the
                            Manager; President and trustee (November
                            1999-November 2001) of MML Series Investment Fund
                            and MassMutual Institutional Funds (open-end
                            investment companies); a director (September
                            1999-August 2000) of C.M. Life Insurance Company;
                            President, Chief Executive Officer and director
                            (September 1999-August 2000) of MML Bay State Life
                            Insurance Company; a director (June 1989-June 1998)
                            of Emerald Isle Bancorp and Hibernia Savings Bank
                            (a wholly-owned subsidiary of Emerald Isle
                            Bancorp). Oversees 73 portfolios as
                            Trustee/Director and 10 portfolios as Officer in
                            the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------- ------------ --------------

3.       In the table located within the section titled "Remuneration of Trustees" on page 32 the information for Peter I. Wold is deleted and replaced with the following:

------------------------------------------- -------------------------- --------------------------------------
Peter I. Wold                                        $1,834                           $21,000
Chairman of the Board, Trustee and
Audit Committee Member
------------------------------------------- -------------------------- --------------------------------------

4.       Effective March 18, 2005, the first three paragraphs of the section titled "Letters of Intent" on page 49 are deleted and replaced with the following:

         Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a
         13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash Reserves fund on which you did not pay a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of
         Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period").
         At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

5.       The following is added to the end of the section titled "Waivers of Initial and Contingent Deferred Sales Charges in Certain
         Transactions" on page C-4 of Appendix C.

|_|      Shares purchased in amounts of less than $5.

February 18, 2005                                                                               PX0625.003